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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 27, 2005


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                         Northeast Indiana Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


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          Delaware                       0-26012                 35-1948594
(State or other jurisdiction of      (Commission File)        (IRS Employer
incorporation or organization)            Number             Identification No.)

                648 North Jefferson Street, Huntington, IN 46750
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (260) 356-3311

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Section 8 - Other Events.

Item 8.01.  Other Events.

     On April 27, 2005, the Registrant issued a press release announcing the Annual Meeting date and the Registrant's quarterly dividend payable on May 24, 2005 to shareholders of record on May 10, 2005. A copy of the press release is attached as Exhibit 99.1 to this report.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits.
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            The following Exhibit is being furnished herewith:

            99.1 Press Release of Northeast Indiana Bancorp, Inc., dated April 27, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NORTHEAST INDIANA BANCORP, INC.

                                        By: /s/ Stephen E. Zahn
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                                            Stephen E. Zahn
                                            Chairman and Chief Executive Officer
Dated:  April 27, 2005

                                  Exhibit Index
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Exhibit
Number              Description of Exhibit
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99.1       Press Release of Northeast Indiana Bancorp, Inc. dated April 27, 2005